UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

CITY OFFICE REIT, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
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	4)	Date Filed:

1. THE ELECTION OF SIX DIRECTORS, EACH FOR A ONE-YEAR TERM

EXPIRING AT THE ANNUAL MEETING OF STOCKHOLDERS IN 2016 AND

UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFY.

2. TO RATIFY THE APPOINTMENT OF KPMG LLP AS CITY OFFICE REIT, INC.’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR

ENDING DECEMBER 31, 2015.

3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE 2015

ANNUAL MEETING OR ANY ADJOURNMENT, POSTPONEMENT OR CONTINUATION

THEREOF.

important Notice of availability of Proxy materials for the stockholder meeting of

CitY oFFiCe reit, iNC.

to Be held on thursday, may 7, 2015 at 9:00 a.m.

in City office reit, inc.’s counsel’s office located at

700 west Georgia street, 25th Floor, Vancouver, BC V7Y 1B3

this communication presents only an overview of the more complete proxy materials that are available to you on the internet. we encourage you to access and review all of the important information contained in the proxy materials before voting.

if you want to receive a paper or e-mail copy of the proxy materials you must request one. there is no charge to you for requesting a copy. to facilitate timely delivery please make the request as instructed below before 04/27/15.

Please visit http://www.astproxyportal.com/ast/18940/, where the following materials are available for view:

Notice of Annual Meeting of Stockholders

Proxy Statement

Form of Electronic Proxy Card

Annual Report on Form 10-K

to reqUest materiaL: teLePhoNe: 888-Proxy-Na (888-776-9962) 718-921-8562 (for international callers)

e-maiL: info@amstock.com

weBsite: http://www.amstock.com/proxyservices/requestmaterials.asp to Vote: oNLiNe: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at

www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

iN PersoN: You may vote your shares in person by attending the Annual Meeting.

teLePhoNe: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.

maiL: You may request a card by following the instructions above.

ComPaNY NUmBer

aCCoUNt NUmBer

CoNtroL NUmBer

JohN smith

1234 maiN street

aPt. 203

New York, NY 10038

Please note that you cannot use this notice to vote by mail.

John McLernon

James Farrar

Samuel Belzberg

William Flatt

Mark Murski

Stephen Shraiberg

NomiNees: